EQ ADVISORS TRUSTSM

1290 VT DoubleLine Dynamic Allocation Portfolio – Class IB Shares

SUPPLEMENT DATED JUNE 14, 2018 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2018

This Supplement updates certain information contained in the Summary Prospectus of the 1290 VT DoubleLine Dynamic Allocation Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2018. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the fee table for the 1290 VT DoubleLine Dynamic Allocation Portfolio.

1290 VT DoubleLine Dynamic Allocation Portfolio – Class IB Shares

Effective immediately, the section of the Summary Prospectus entitled “FEES AND EXPENSES OF THE PORTFOLIO” is deleted in its entirety and replaced with the following information:

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT DoubleLine Dynamic Allocation Portfolio	Class IB Shares
Management Fee*	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses*	0.25%
Acquired Fund Fees and Expenses	0.06%
Total Annual Portfolio Operating Expenses**	1.31%
Fee Waiver and/or Expense Reimbursement†, ***	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.25%
*	Expenses have been restated to reflect current fees in connection with the Portfolio’s repositioning from a fund-of-funds to a fund that invests directly in securities and other instruments.
**	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio’s Financial Highlights.
†

Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2019 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement)

(“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2019.

***	Restated to reflect the current Expense Limitation Arrangement.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$127	$409	$712	$1,574

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